SEGMENT INFORMATION
               TECHNE CORPORATION AND SUBISIDARIES
                        (in thousands of $'s, except per share data)

                                                   Increase (Decrease)
                                 Fiscal 2010       From Fiscal 2009
                              ------------------   -------------------
                               First    Percent         First
                              Quarter   Of Sales       Quarter
                              -------   --------       -------
Sales                          66,534      100%         (2,790)
Cost of sales                  12,901       19%           (185)
                              -------   --------       -------
Gross margin                   53,633       81%         (2,605)

Gross margin percentage         80.6%

SG&A expense                    8,038       12%           (802)
R&D expense                     6,154       10%            244
Amortization expense              240        --             --
Interest income                (1,168)      (2%)         1,719
Other non-operating ex., net      662        1%           (525)
                              -------   --------       -------
                               13,926       21%            636
                              -------   --------       -------
Earnings before income taxes   39,707       60%         (3,241)
Income taxes                   12,935       20%         (1,420)
                              -------   --------       -------
                               26,772       40%         (1,821)
                              =======   ========       =======
Diluted earnings per share        .72
Weighted average diluted
 shares outstanding            37,339




                            BIOTECHNOLOGY  (1)
                           (in thousands of $'s)

                                                   Increase (Decrease)
                                 Fiscal 2010       From Fiscal 2009
                              ------------------   -------------------
                               First    Percent         First
                              Quarter   Of Sales       Quarter
                              -------   --------       -------
Sales                          51,696      100%         (2,203)
Intersegment sales             (7,668)                      94
                              -------                  -------
                               44,028                   (2,109)

Cost of sales                   9,885       19%           (362)
Intersegment sales             (7,598)                    (137)
                              -------                  -------
                                2,287                     (499)

Gross margin                   41,741       81%         (1,610)

Gross margin percentage         80.9%

SG&A expense                    4,734        9%           (407)
R&D expense                     5,956       12%            239
Amortization expense              240        --             --
Interest, net                    (771)      (1%)           313
Other expense                       2        --              4
                              -------   --------       -------
                               10,161       20%            149
                              -------   --------       -------
Pretax result                  31,580       61%         (1,759)
                              =======   ========       =======

(1)	Includes R&D Systems' Biotechnology Division,
BiosPacific, Inc. and R&D China




                                R&D SYSTEMS EUROPE
                               (in thousands of Br. pound's)

                                                   Increase (Decrease)
                                 Fiscal 2010       From Fiscal 2009
                              ------------------   -------------------
                               First    Percent         First
                              Quarter   Of Sales       Quarter
                              -------   --------       -------
Sales                          10,881       100%           706
Cost of sales                   5,061        47%           801
                              -------   --------       -------
Gross margin                    5,820        53%           (95)

Gross margin percentage         53.5%

SG&A expense                    1,191        11%           (33)
Interest income                   (87)       (1%)          703
Exchange loss/(gain)              (89)       (1%)         (349)
                              -------   --------       -------
                                1,015         9%           321
                              -------   --------       -------
Pretax result                   4,805        44%          (416)
                              =======   ========       =======


                             R&D SYSTEMS EUROPE
                            (in thousands of $'s)

                                                   Increase (Decrease)
                                 Fiscal 2010       From Fiscal 2009
                              ------------------   -------------------
                               First    Percent         First
                              Quarter   Of Sales       Quarter
                              -------   --------       -------
Sales                          17,838       100%        (1,103)
Cost of sales                   8,295        47%           364
                              -------   --------       -------
Gross margin                    9,543        53%        (1,467)

Gross margin percentage         53.5%

SG&A expense                    1,952        11%          (331)
Interest income                  (143)       (1%)        1,328
Exchange loss/(gain)             (145)       (1%)         (621)
                              -------   --------       -------
                                1,664         9%           376
                              -------   --------       -------
Pretax result                   7,879        44%        (1,843)
                              =======   ========       =======



                                   HEMATOLOGY
                               (in thousands of $'s)

                                                   Increase (Decrease)
                                 Fiscal 2010       From Fiscal 2009
                              ------------------   -------------------
                               First    Percent         First
                              Quarter   Of Sales       Quarter
                              -------   --------       -------
Sales                           4,668       100%           422
Cost of sales                   2,319        50%           (50)
                              -------   --------       -------
Gross margin                    2,349        50%           472

Gross margin percentage         50.3%

SG&A expense                      370         8%           (66)
R&D expense                       198         4%             5
Interest, net                     (72)       (2%)           30
                              -------   --------       -------
                                  496        10%           (31)
                              -------   --------       -------
Pretax result                   1,853        40%           503
                              =======   ========       =======


                           CORPORATE AND OTHER (2)
                            (in thousands of $'s)

                                                   Increase (Decrease)
                                 Fiscal 2010       From Fiscal 2009
                                 -----------       -------------------
                                    First                First
                                   Quarter             Quarter
                                   -------             -------
Interest income                        182                 (48)
Rental income                           81                 (18)
                                   -------             -------
                                       263                 (66)

SG&A expense                           982                   2
Other-Building expenses                548                  (5)
Other-Equity Investment losses         338                  79
                                   -------             -------
                                     1,868                  76
                                   -------             -------
Pretax result                       (1,605)               (142)
                                   =======             =======


(2)	Unallocated corporate expenses and Techne's share of
losses by Hemerus Medical, LLC and Nephromics, LLC.